                                                                   Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM T-1
                                    ---------

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                Check if an Application to Determine Eligibility
                  of a Trustee Pursuant to Section 305(b)(2) __


                       STATE STREET BANK AND TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                 Massachusetts                                  04-1867445
       (Jurisdiction of incorporation or                     (I.R.S. Employer
   organization if not a U.S. national bank)               Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
               (Address of principal executive offices) (Zip Code)

       John R. Towers, Esq. Senior Vice President and Corporate Secretary
                225 Franklin Street, Boston, Massachusetts 02110
                                  (617)654-3253
            (Name, address and telephone number of agent for service)

                              ---------------------


                                 VENTRITEX, INC.
               (Exact name of obligor as specified in its charter)

            Delaware                                             77-0056340
 (State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                                701 East Evelyn Avenue
                             Sunnyvale, California 94086
               (Address of principal executive offices) (Zip Code)


                              --------------------

                 % Convertible Subordinated Notes Due     , 2001
                         (Title of indenture securities)

                                     GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT.

                  Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

                  Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee or of its parent, State Street Boston Corporation.

                  (See note on page 2.)

ITEM 3.  THROUGH ITEM 15.   NOT APPLICABLE.

ITEM 16. LIST OF EXHIBITS.

         LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

         1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN
         EFFECT.

                  A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

                  A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

         3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2), ABOVE.

                  A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22- 17940) and is incorporated herein by reference thereto.

         4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

                  A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

         5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

                  Not applicable.

         6. THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
         SECTION 321(B) OF THE ACT.

                  The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

         7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

                  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                  Exhibit 7 and made a part hereof.

                                      NOTES

         In answering any item of this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

         The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 2nd day of August, 1996.

                                     STATE STREET BANK AND TRUST COMPANY


                                     By: /s/Eric J. Donaghey
                                         -------------------------------
                                         Eric J. Donaghey
                                         Assistant Vice President

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by Ventritex, Inc. of its _% Convertible Subordinated Notes due 2003, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                       STATE STREET BANK AND TRUST COMPANY


                                       By: /s/ Eric J. Donaghey
                                           -------------------------------
                                           Eric J. Donaghey
                                           Assistant Vice President

Dated: August 2, 1996